Financial assets at fair value through profit or loss - Derivative Financial Assets FVTPL - Foreign Currency Forward and Interest Rate Swap (Detail) - ARS ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Foreign Currency Forwards
Foreign currency forward purchases - US$	$ 1,189,085	$ 1,011,403
Foreign currency forward sale - US$	1,129,832	978,794
Foreign currency forward sales - Euros	11,432	6,834
Interest rate swaps
Fixed rate for floating rate	$ 180,000